UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 19, 1999


                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                           ---------------------------




               DELAWARE                   0-18121               36-3664868
     (State or other jurisdiction       (Commission         (I.R.S. Employer
           of Incorporation)            File Number)       Identification No.)



      55TH STREET & HOLMES AVENUE
       CLARENDON HILLS, ILLINOIS                                  60514
(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code (630) 325-7300




                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  Other Events.
         ------------

     On October 19, 1999, MAF Bancorp, Inc. announced its 1999 third quarter earnings results as reflected in the attached press release which is incorporated herein by reference and which constitutes a part of this report.

Item 7(c).  Exhibits.
            --------

     Exhibit 99.1 Press Release dated October 19, 1999.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAF Bancorp, Inc.


Date:  October 19, 1999                 By:  /s/ Jerry A. Weberling
                                             -----------------------------------
                                             Jerry A. Weberling
                                             Executive Vice President and
                                                Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1      Press Release dated October 19, 1999.